UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 22, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                             ----------------------
                             Commission File Number


                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   31-0987416
                      ------------------------------------
                      (I.R.S. Employer Identification No.)



                    138 Putnam Street
                        PO Box 738
                      Marietta, Ohio                     45750
         ---------------------------------------       ----------
         (Address of principal executive office)       (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                  Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         Peoples Bancorp Inc. (Nasdaq: PEBO) announced net income of $4,585,000 for the second quarter of 2002. The release is included herewith as
         Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

   EXHIBIT NUMBER                  DESCRIPTION
   --------------                  -----------------
   99                              News Release issued July 22, 2002

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Regulation FD Disclosure
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  July 22, 2002                    PEOPLES BANCORP INC.
                                        --------------------
                                        Registrant



                                    By:  ROBERT E. EVANS
                                         Robert E. Evans
                                         President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number                 Description                            Page
--------------                 ---------------------------------    --------
99                             News Release issued July 22, 2002     4 - 11